                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 13, 2001


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


        NEW YORK                                 1-4482                 11-1806155
     (State or Other                        (Commission File           (IRS Employer
      Jurisdiction                              Number)             Identification No.)
    of Incorporation)

25 HUB DRIVE, MELVILLE, NEW YORK                                          11747
(Address of Principal Executive Offices)                               (Zip Code)

Registrant's telephone number, including area code:  (516) 391-1300


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

      On February 13, 2001, Arrow Electronics, Inc. ("Arrow") issued a press release announcing earnings for the fourth quarter and year ended December 31, 2000. A copy of the press release is attached as Exhibit 99.1, which is incorporated by reference under this Item 5.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

Exhibit           Description
-------           -----------
99.1            Press Release dated February 13, 2001 relating to Arrow's fourth quarter and year-end 2000 results of operations.

99.2            Press Release dated February 13, 2001 relating to Arrow's comments on current business conditions and expectations (Subject to Item 9).


Item 9.     Regulation FD Disclosure

       On February 13, 2001, Arrow issued a press release. A copy of this press release is attached as Exhibit 99.2, which is incorporated by reference under this Item 9, and which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARROW ELECTRONICS, INC.



Date:  February 13, 2001                  By:  /s/   Robert Klatell
                                              ---------------------------------
                                          Name:  Robert Klatell
                                          Title: Executive Vice President
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                                  EXHIBIT INDEX


The following exhibits are filed herewith:

Exhibit           Description
-------           -----------
99.1              Press Release dated February 13, 2001 relating to Arrow's
                  fourth quarter and year-end 2000 results of operations.

99.2 Press Release dated February 13, 2001 relating to Arrow's comments on current business conditions and expectations
                  (Subject to Item 9).